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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 20, 2003
                                                          --------------

                              FIRST CAPITAL, INC.
                              -------------------
            (Exact name of registrant as specified in its charter)

      Indiana                          0-25023              35-2056949
      -------                       -------------          -------------
(State or other Jurisdiction of     (Commission            (IRS Employer
incorporation or organization)      File Number)           Identification No.)


220 Federal Drive N.W., Corydon, Indiana                    47112
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(Address of principal executive offices)                    (Zip Code)

                                 (812) 738-2198
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              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)







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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.
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      On March 20, 2003, First Capital, Inc. ("First Capital") consummated its acquisition of Hometown Bancshares, Inc. ("Hometown") pursuant to the Agreement and Plan of Merger, dated as of September 25, 2002, by and between First Capital and Hometown (the "Merger Agreement"). The merger was completed through the merger of Hometown with and into First Capital with First Capital being the surviving corporation in the merger. Pursuant to the terms of the Merger Agreement, Hometown stockholders who elected to receive First Capital stock received 2.487 shares of First Capital common stock and Hometown stockholders who elected to receive cash received $46.50 in cash for each share of Hometown common stock. Hometown stockholders who did not submit properly completed election forms within the required timeframe received 0.773 shares of First Capital common stock and $32.05 in cash for each share of Hometown stock. First Capital issued a total of approximately 285,445 shares and paid a total of approximately $5.3 million to the former Hometown stockholders. First Capital issued the stock consideration out of its authorized but unissued shares and received dividends from First Harrison Bank to pay the cash consideration. The press release issued by First Capital announcing the consummation of the merger is attached as Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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            (a)  The required financial statements will be filed by amendment to this report no later than June 3, 2003.

            (b) The required pro forma financial information will be filed by amendment to this report no later than June 3, 2003.

            (c) Exhibits: The following exhibits are filed as part of this report:

            Exhibit No.       Description
            -----------       -----------

            2.1 Agreement and Plan of Merger, dated as of September 25, 2002, by and between First Capital, Inc. and Hometown Bancshares, Inc. (Incorporated by reference to First Capital's Current Report on Form 8-K filed on September 30, 2002.)

            99.1              Press Release, dated March 20, 2003





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST CAPITAL, INC.


Dated: March 24, 2003                 By: /s/ William W. Harrod
                                          --------------------------------------
                                          William W. Harrod
                                          President and Chief Executive Officer








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